FILER:

      COMPANY DATA:
            COMPANY CONFORMED NAME:                   ANIKA THERAPEUTICS, INC.
            CENTRAL INDEX KEY:
            STANDARD INDUSTRIAL CLASSIFICATION:
            IRS NUMBER:                               043145961
            STATE OF INCORPORATION:                   MA
            FISCAL YEAR END:                          1231

      FILING VALUES:
            FORM TYPE:              8-K
            SEC ACT:
            SEC FILE NUMBER:        000-21326
            FILM NUMBER

      BUSINESS ADDRESS:
            STREET 1:               236 WEST CUMMINGS PARK
            CITY:                   WOBURN
            STATE:                  MA
            ZIP:                    01801
            BUSINESS PHONE:         7819326616

      MAIL ADDRESS:
            STREET 1:               236 WEST CUMMINGS PARK
            CITY:                   WOBURN
            STATE:                  MA
            ZIP:                    01801

      FORMER COMPANY:
            FORMER CONFORMED NAME:  ANIKA RESEARCH, INC.
            DATE OF NAME CHANGE:    19970108

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
                    -----------------------------------
                                 Form 8-K

                              CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                                May 8, 1998
                             ----------------
                             (Date of Report)

                         ANIKA THERAPEUTICS, INC.
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)

      Massachusetts                 000-21326               04-3145961
      ------------------------      ------------            ----------
      (State or Other Juris-        (Commission             (IRS Employer
      diction of Incorporation)        File No.)      Identification No.)

                              236 West Cummings Park
      Woburn, MA                                                 01801
      ----------------------------------------------------------------
      (Address of Principal Executive Offices)              (Zip Code)


      Registrant's telephone number, including area code: 781-932-6616
      ----------------------------------------------------------------

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      KPMG Peat Marwick LLP was previously the principal accountants for Anika Therapeutics, Inc. Effective May 6, 1998 that firm's appointment as principal accountants was terminated and Arthur Andersen LLP was engaged as principal accountants. The decision to change accountants was unanimously approved by the Board of Directors.

      In connection with the audits of the balance sheets as of December 31, 1997 and 1996 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997, the four month transition year ended December 31, 1996 and the year ended August 31, 1996 and the subsequent interim period through March 31, 1998, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      The audit reports of KPMG Peat Marwick LLP for the balance sheets of Anika Therapeutics, Inc. as of December 31, 1997 and 1996 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997, the four month transition year ended
December 31, 1996 and the year ended August 31, 1996 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from KPMG Peat Marwick LLP is attached as an exhibit.

      During the registrant's year ended December 31, 1997, four month transition year ended December 31, 1996, year ended August 31, 1996 and the subsequent interim periods, Arthur Andersen LLP has not been engaged as an independent accountant to audit either the registrant's financial statements or the financial statements of any of its subsidiaries, nor has it been consulted regarding the application of the registrant's accounting principles, either completed or proposed, or the type of opinion that might be rendered on the registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.
      Exhibit No.  Description
      16.1         Letter regarding Change in Certifying Accountants.
                   Letter dated May 6, 1998 from KPMG Peat Marwick LLP to the Registrant. Filed herewith.

      16.2         Letter regarding Change in Certifying Accountants.
                   Letter dated May 6, 1998 from KPMG Peat Marwick LLP to the Securities & Exchange Commission. Filed herewith.

                                       SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigend hereunto duly authorized.

                                          ANIKA THERAPEUTICS, INC.

                                          By: /s/ Sean Moran
                                             ----------------
                                             Name:  Sean Moran
                                             Title: Chief Financial Officer

                                          Date: May 8, 1998

EXHIBIT 16.1




May 6, 1998



Mr. Sean Moran
Chief Financial Officer
Anika Therapeutics, Inc.
236 West Cummings Park
Woburn, MA 01801

Dear Mr. Moran:

This is to confirm that the client-auditor relationship between Anika Therapeutics, Inc. and KPMG Peat Marwick, LLP has ceased.

Very truly yours,

/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP

cc:   Chief Accountant
      Securities and Exchange Commission

EXHIBIT 16.2




May 6, 1998



Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

We were previously principal accountants for Anika Therapeutics, Inc. and, under the date of February 18, 1998 we reported on the balance sheets of Anika Therapeutics, Inc., as of December 31, 1997 and 1996, and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 1997, the four month transition year ended
December 31, 1996 and the year ended August 31, 1996. On May 6, 1998 our appointment as principal accountants was terminated. We have read Anika Therapeutics, Inc.'s statements included under Item 4 of its Form 8-K dated May 8, 1998 and we agree with such statements except that we are not in a position to agree or disagree with Anika Therapeutics, Inc. statement that the appointment of Arthur Andersen LLP was unanimously approved by the board of directors. We are also not in a position to agree or disagree with Anika Therapeutics, Inc.'s statement that Arthur Andersen LLP was not engaged regarding the application of accounting principles, either completed or proposed, or the type of opinion that might be rendered on Anika Therapeutics, Inc.'s financial statements.


Very truly yours,

/s/ KPMG Peat Markwick LLP

KPMG Peat Marwick LLP

cc:   Mr. Sean Moran, CFO
      Anika Therapeutics, Inc.